UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2023

Core Scientific, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40046	86-1243837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Barton Springs Road, Suite 300 Austin, Texas	78704
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 402-5233

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CORZQ	*
Warrants, exercisable for shares of common stock	CRZWQ	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*	The registrant’s common stock and warrants began trading exclusively on the OTC Pink Marketplace on January 3, 2023 under the Symbols “CORZQ” and “CRZWQ,” respectively.

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on December 21, 2022, Core Scientific, Inc. (the “Company”) and certain of its affiliates (collectively, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Debtors continue to operate their business and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. Additional information about the Chapter 11 Cases, including access to Court documents, is available online at cases.stretto.com/CoreScientific/, a website administered by Stretto, Inc., a third-party bankruptcy claims and noticing agent. The information on this web site is not incorporated by reference into, and does not constitute part of, this Form 8-K.

Also, as previously disclosed, the Debtors filed with the Bankruptcy Court (i) on June 20, 2023, a proposed Joint Chapter 11 Plan of Reorganization of Core Scientific, Inc. and its Debtor Affiliates and a related proposed form of Disclosure Statement; (ii) on August 8, 2023, the Amended Joint Chapter 11 Plan of Reorganization of Core Scientific, Inc. and its Debtor Affiliates and a related Disclosure Statement; and (iii) on September 7, 2023, the Second Amended Joint Chapter 11 Plan of Reorganization of Core Scientific, Inc. and its Debtor Affiliates (the “Plan”) and a related Disclosure Statement (the “Disclosure Statement”).

Also, as previously disclosed, on September 19, 2023, the Debtors, the ad hoc group of the Debtors’ secured convertible notes holders (the “Ad Hoc Noteholder Group”) and the official committee of equity security holders in the Chapter 11 Cases (the “Equity Committee”) reached an agreement in principle with respect to the economic terms of the Plan (the “Mediated Settlement”). The Debtors, the Ad Hoc Noteholder Group and the Equity Committee have continued to work and negotiate in good faith to document the Mediated Settlement, resolve certain open issues and revise the Plan and Disclosure Statement to incorporate the terms of the Mediated Settlement.

On October 30, 2023, the Debtors reached an agreement in principle (the “Restructuring Term Sheet”) with the Ad Hoc Noteholder Group and the Equity Committee regarding the terms of a chapter 11 plan of reorganizaiton, subject to the finalization of the Debtors’ Third Amended Joint Chapter 11 Plan of Reorganization of Core Scientific, Inc. and its Debtor Affiliates and a related Disclosure Statement, and the execution of a restructuring support agreement (the “Restructuring Support Agreement”) and other definitive documentation, which the Debtors expect to enter into with the Ad Hoc Noteholder Group and the Equity Committee in the coming days. The Restructuring Support Agreement, if and when executed by the Debtors, the Ad Hoc Noteholder Group and the Equity Committee, is expected to include terms consistent with those terms set forth in the Restructuring Term Sheet.

Also, on October 30, 2023, the Company issued a press release announcing the Restructuring Term Sheet. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The foregoing description of the Restructuring Term Sheet is not complete and is qualified in its entirety by reference to the Restructuring Term Sheet, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Statement Regarding Forward-Looking Information

This Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the Company’s Chapter 11 Cases including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in its Chapter 11 Cases, successfully enter into and implement a restructuring plan, successfully enter into the Restructuring Support Agreement, emerge from Chapter 11 and achieve significant cash flows from operations; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with any third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; finalization and receipt of the replacement debtor-in-possession facility; satisfaction of any conditions to which the Company’s debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; the consequences of the acceleration of the Company’s debt obligations; the trading price and volatility of the Company’s common stock and the risks related to trading on the OTC Pink Market; as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. These statements are provided for illustrative purposes only and are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including those identified in the Company’s reports filed with the U.S. Securities & Exchange Commission, and if any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press Release, dated October 30, 2023

99.2	Restructuring Term Sheet

104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Scientific, Inc.

Date: October 30, 2023	By:	/s/ Todd M. DuChene
	Name:	Todd M. DuChene
	Title:	Chief Legal Officer and Chief Administrative Officer